UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

Oritani Financial Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
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2) Aggregate number of securities to which transaction applies:
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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4) Proposed maximum aggregate value of transaction:
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5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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2) Form, Schedule or Registration Statement No.:
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3) Filing Party:
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4) Date Filed:
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ORITANI FINANCIAL CORP.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING OF ORITANI FINANCIAL CORP. TO BE HELD ON NOVEMBER 25, 2014 AT 9:00 A.M., LOCAL TIME

NAME
ADDRESS
CITY, STATE ZIP

As part of our efforts to cut unnecessary expenses and conserve the environment, Oritani Financial Corp. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at http://www.cfpproxy.com/6851.
The 2014 Annual Meeting of Stockholders will be held at 9:00 a.m., local time, on November 25, 2014 at The Estate at Florentine Gardens, 97 Rivervale Road, River Vale, New Jersey 07675. The matters to be covered are noted below:

1.	The election of two directors, each to serve for a three-year term expiring at our 2017 annual meeting.
Nominees:     James J. Doyle, Jr.
John J. Skelly, Jr.

2.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015.

3.	An advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.

4.	To transact such other business as may properly come before the annual meeting, and any adjournments or postponement thereof.
The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on October 1, 2014 are entitled to vote at the meeting.
Your Board of Directors recommends a vote “FOR” each of the above proposals.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Please access and review all of the important information contained in the proxy materials before voting.
You may vote online, by telephone, by mail or in person. If you wish to vote online or by telephone, you will need your Stockholder Control Number that can be found on the bottom right hand corner of this notice. No other personal information will be required in order to vote in this manner.
If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for these reports by November 14, 2014 to facilitate timely delivery. To request these reports, you will need your Stockholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

•	Call our toll-free number, (800) 951-2405; or

•	Visit our website at http://www.cfpproxy.com/6851; or

•	Send us an email at fulfillment@rtco.com.
and enter the Stockholder Control Number when prompted or, if you send us an email, enter it into the subject line.
We ask that you cast your vote promptly. Please help save the company additional solicitation costs by voting today.
Thank you for your continued support!

‘Shareholder Control Number’